   NUMBER                                                       SHARES
NY-

COMMON STOCK  [LOGO] AVIC GROUP INTERNATIONAL, INC.                COMMON STOCK
                       A DELAWARE CORPORATION



  INCORPORATED UNDER THE                                   CUSIP 002348 10 0
LAWS OF THE STATE OF DELAWARE               SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT

                              THOMAS DELARUE
IS THE RECORD HOLDER OF          SPECIMEN

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF ------------------------AVIC GROUP INTERNATIONAL, INC.----------------------

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.
THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.
WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE
SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.
     DATED:

         /s/ Timothy P.F. Crowley   [seal]   /s/ Joseph R. Wright, Jr.
         ------------------------            -------------------------
           SECRETARY                                  SPECIMEN
                                                      PRESIDENT


                                       Countersigned and Registered
                                       CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                   Transfer Agent and Registrar
                                       BY:



                                            AUTHORIZED SIGNATURE

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                            AVIC GROUP INTERNATIONAL, INC.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM -- as tenants in common   UNIF GIFT MIN ACT --______Custodian_______
                                                       (Cust)         (Minor)
 TEN ENT -- as tenants by the entireties          under Uniform Gifts to Minors

 JT TEN -- as joint tenants with right       Act ____________________________
         of survivorship and not as                         (State)
         tenants in common

    Additional abbreviations may also be used though not in the above list.



    FOR VALUE RECEIVED                   HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

--------------------

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    (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

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---------------------------------------------------------------------- SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ________________________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:
      ------------------------
                                            ----------------------------------
                                                           SIGNATURE


                                            NOTICE: THE SIGNATURE OF THIS
                                            ASSIGNMENT MUST CORRESPOND WITH
                                            NAME(S) AS WRITTEN UPON THE FACE
                                            OF THE CERTIFICATE IN EVERY
                                            PARTICULAR, WITHOUT ALTERATION OR
                                            ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature
Guaranteed By:
              ----------------------------------------
              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
              ELIGIBLE GUARANTOR INSTITUTION, GENERALLY,
              BANKS, STOCK BROKERS, SAVINGS INSTITUTIONS
              AND CREDIT UNIONS WITH MEMBERSHIP IN AN
              APPROVED SIGNATURE GUARANTEE MEDALLION
              PROGRAM.